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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 16, 1999
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                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
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                 (State or other jurisidiction of incorporation)

            0-25636                                   76-0039224
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   (Commission File Number)              (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                             (Zip Code)


                                 (302) 594-4117
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               Registrant's telephone number, including area code


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Item 5.      Other Events

             On February 16, 1999, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                  8.00% Class B Asset Backed Certificates, Series 1994-C
                  6.15% Class A Asset Backed Certificates, Series 1995-A
                  6.30% Class B Asset Backed Certificates, Series 1995-A
                  6.30% Class A Asset Backed Certificates, Series 1995-B
                  6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
                  Asset Backed Certificates, Series 1997-2


Item 7.      Financial Statements and Exhibits

             (c) Exhibits.

             See page 4 for Exhibit Index.






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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST


                                    By:     /s/ Tracie H. Klein
                                            ------------------------------------
                                    Name:   Tracie H. Klein
                                    Title:  Vice President




Date:  February 23, 1999
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EXHIBIT INDEX


Exhibit     Description                                                     Page
-------     -----------                                                     ----

99.1        The Monthly Statements and other information reflecting
            the Trust's Activities for the Monthly Period ending
            January 31, 1999................................................5-16

99.2        Monthly Servicer's Certificates................................17-21